Exhibit 10.3

Amendment to 2006 Equity Plan for Non-Employee Directors

The following paragraphs and sections of the 2006 Equity Plan for Non-Employee Directors have been amended, effective December 31, 2009, to read as follows:

(a) The name of the Plan shall be the “Lumber Liquidators Holdings, Inc. 2006 Equity Plan for Non-Employee Directors.”

(b) “Lumber Liquidators Holdings, Inc.” shall replace “Lumber Liquidators, Inc.” each place where it appears in the Plan.

(c) “Delaware” shall replace “Massachusetts” in the second sentence of Section 1.